UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT — October 25, 2002

COMMISSION FILE NUMBER 1-6780

RAYONIER INC.

Incorporated in the State of North Carolina

I.R.S. Employer Identification Number l3-2607329

50 North Laura Street, Jacksonville, Florida 32202
(Principal Executive Office)

Telephone Number: (904) 357-9100

RAYONIER INC.

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ITEM 5.    OTHER EVENTS

Incorporated by reference is a press release issued by Rayonier Inc. on October 25, 2002, attached as Exhibit 99.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index on Page 3.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ Hans E. Vanden Noort
Vice President and Corporate Controller
October 25, 2002

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION

99	Press release entitled, Buyer of Rayonier’s New Zealand East Coast Operations Prepays Note, issued October 25, 2002.	Filed herewith

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